                                 LOAN AGREEMENT

                                 by and between

                             BIOSYNTECH CANADA INC.

                                      -and-

                       BUSINESS DEVELOPMENT BANK OF CANADA

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                                 $2,500,000 LOAN

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                           Dated as of June 26th, 2002

                                TABLE OF CONTENTS

                                                                            Page
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LOAN AGREEMENT entered into as of June 26th, 2002 at Montreal, Quebec

AMONG:                         BIOSYNTECH    CANADA    INC.,    a    corporation
                               incorporated    under   the    Canada    Business
                               Corporations  Act and having  its head  office at
                               475  Armand-Frappier  Blvd.,  Laval,  Province of
                               Quebec, H7V 4B3,

                               (the "Borrower"),

AND:                           BUSINESS    DEVELOPMENT   BANK   OF   CANADA,   a
                               corporation   incorporated   under  the  Business
                               Development  Bank of Canada Act having a place an
                               office  at  5  Place  Ville  Marie,  suite  1450,
                               Montreal, Province of Quebec, H3B 5E7,

                               (the "Lender");

WHEREAS the Borrower  has  requested  that the Lender  provide to the Borrower a loan in the amount of $2,500,000 in Canadian Dollars; and

WHEREAS the Lender has agreed to provide  said loan to the  Borrower  subject to the terms and conditions of this Agreement;

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.          INTERPRETATION

1.1         Definitions
            -----------

            In this Agreement, unless the context otherwise requires,

            1.1.1     "Business"  means the business  presently  and  heretofore carried  on  by  the  Borrower,  BSC  and  BSE,  including research  and  development  in the  field of  biomaterials related to tissue  engineering,  therapeutic  delivery and instrumentation;

            1.1.2     "Business  Day"  means a day,  other  than a  Saturday  or
                      Sunday,  on which  Canadian  chartered  banks are open for business in Montreal;

            1.1.3     "Dollar" and the symbol "$" mean lawful money of Canada;

            1.1.4     "Loan Maturity Date" means 12:01 AM on February 15, 2006;

            1.1.5     "Default"   means   any   event  or   circumstance   which
                      constitutes  an event of  default  under  Section  10.1 or which,  upon  lapse of time or the  giving  of a notice or both, would constitute such an event of default;

            1.1.6     "Guarantee"  means  any  obligation,  contingent  or  not, directly  or  indirectly  guaranteeing  any  liability  or indebtedness  of any person or  protecting  a creditor  of such person  from a loss in respect of any such  liability or indebtedness;

            1.1.7     "Guarantors"   means  any  person  that  has   provided  a
                      Guarantee or Lien as security for the  obligations  of the
                      Borrower as required by this Agreement;

            1.1.8     "Intellectual  Property"  means  all the  know-how,  data,
                      biological   materials,   inventions,   other  proprietary
                      information  and  technology,  trade  secrets,  copyright, service marks, trade names, trade marks,  patents,  patent applications,  both domestic and foreign, whether licensed or owned,  used in whole or in part in or required for the proper  carrying  on of the  Business  as it is  presently being carried on;

            1.1.9     "Lender"  means the  Business  Development  Bank of Canada that is a signatory to this Agreement and any other person which  becomes  a  Lender  by  way of an  assignment  made pursuant to Section 12.7;

           1.1.10     "Lien"  means any  priority,  right of  preference,  lien, hypothec,  security  interest,  mortgage,  security  trust
                      (including any deemed or statutory trust), title retention
                      agreement,   sale  with  right  of   redemption,   leasing
                      agreement,  assignment  by way of  security  and any other agreement (regardless of form) which is intended to secure the payment of an obligation;

           1.1.11     "Material  Adverse Change" means a change in the financial
                      condition,   Business,  operations  or  prospects  of  the
                      Borrower,  BSI or BSE that would reasonably be expected to have a  material  adverse  effect  on the  ability  of the
                      Borrower to perform its obligations hereunder;

           1.1.12     "Person(s)" includes any individual,  natural person, sole
                      proprietorship,    partnership,    limited    partnership,
                      unincorporated   association,   unincorporated  syndicate,
                      unincorporated organisation,  trust, body corporate, and a
                      natural   person  in  his  or  her  capacity  as  trustee,
                      executor, administrator, or other legal representative;

           1.1.13     "Security"    means   the   security,    Guarantees    and
                      subordinations  granted  or to be  granted  to or for  the benefit  of the  Lender  pursuant  to this  Agreement  and
                      "Security  Document" means any document  evidencing any of the foregoing;

           1.1.14     "Subsidiary" means an entity controlled by another entity, it  being  understood  that (i) an  entity  is  deemed  to control a legal  person  if such  entity  (or such  entity together  with another  entity  affiliated  with it) holds outstanding  shares of the legal person  carrying votes in sufficient  number  to elect a  majority  of the  board of directors of the legal person, (ii) an entity is deemed to control  a  partnership  if such  entity  (or such  entity together  with another  entity  affiliated  with it) holds more than 50% in value of the  equity of the  partnership, and  (iii) a  subsidiary  of an  entity  which is itself a subsidiary of another  entity is deemed to be a subsidiary of that other entity.

2.          THE LOAN
            --------

2.1         Loan
            ----

The Lender hereby agrees, subject to the terms and conditions hereof, to provide to  the  Borrower  a  loan  in  the  amount  of  $2,500,000  (the  "Loan"),  the
disbursement   of  which  shall  be  conditional  to  the  prior  execution  and publication of the Security. The obligation of the Borrower to repay the Loan is further evidenced by the promissory note attached hereto as Exhibit "A".

2.2         Purpose of the Loan
            -------------------

The Borrower shall use the Loan  exclusively to acquit  expenses  related to its clinical development efforts and for its working capital.

3.          INTEREST
            --------

3.1         Interest on Loan
            ----------------

The Loan shall bear interest until  repayment at a rate of ten percent (10%) per annum,  compounded  monthly and calculated daily on the basis of a 365-day year.
The Borrower shall pay all accrued interest on the Loan Maturity Date.

3.2         Interest on Arrears
            -------------------

Any amount  (including  principal or interest)  which is not paid when due shall bear  interest at twenty five percent  (25%) per annum,  compounded  monthly and payable on demand.

4.          REPAYMENTS
            ----------

4.1         Repayment of the Loan
            ---------------------
The Borrower shall repay the Loan in its entirety on the Loan Maturity Date.

4.2         Optional Repayment
            ------------------

The Borrower may at any time make full or partial repayment of the Loan prior to the Loan Maturity Date without  incurring  any penalty.  Any partial  repayments will be: (i) made on the first day of any month; (ii) in amounts of no less than one hundred thousand dollars ($100,000); and (iii) applied first to interest and fees and then to the capital.

4.3         Place of payment
            ----------------

Unless  otherwise  specified,  all payments to be made by the Borrower  shall be made to the Lender at 5 Place Ville  Marie,  suite 1450,  Montreal,  Province of
Quebec, H3B 5E7, in funds which are immediately available.

4.4         Currency
            --------

All amounts payable under this Agreement shall be paid in Canadian Dollars.

4.5         Payments Net of Taxes
            ---------------------

If, due to the  existence of any tax, the Lender is compelled by law to make any withholding  or deduction in respect of any payment due or made by the Borrower, the latter shall pay to the Lender such additional  amount as shall be necessary in order that the payment actually  received is equal to the payment which would otherwise have been received in the absence of such withholding or deduction.

5.          SECURITY AND GUARANTEES
            -----------------------

5.1         Security by the Borrower BSI and BSE
            ------------------------------------

To secure the obligations of the Borrower under the Loan, the following  Persons shall provide for the Benefit of the Lender the security described hereinafter:

            5.1.1     the  Borrower  has  granted   Lender  a  hypothec  on  the
                      universality  of  its  present  and  future  moveable  and immovable property excluding patents;

            5.1.2     the Borrower has granted  Lender a first ranking  hypothec on the  immovable  consisting  of the  land  and  building bearing civic address 475  Armand-Frappier  Blvd.,  Laval,
                      Quebec;

            5.1.3     the  Borrower  has  granted   Lender  a  hypothec  on  the
                      universality   of   its   moveable   property,   including
                      machinery,  equipment,  furniture and fixtures, subject to the  encumbrances  listed in Schedule  "A"  totalling  two hundred forty thousand dollars ($226,000); and

            5.1.4     the Borrower has granted Lender a moveable hypothec on its present  and future  accounts  receivable,  subject to the prior rank of the  National  Bank of Canada  described  in
                      Schedule "A".

Such security shall consist of hypothecs or equivalent security in jurisdictions other than Quebec.

5.2         Guarantees
            ----------

            5.2.1     BioSyntech,  Inc.  ("BSI") and Bio Syntech Europe S.A.R.L.
                      ("BSE") have  jointly and  severally  guaranteed  each and every  obligation of the Borrower  pursuant to the present
                      Agreement  and such  Guarantee  shall be for an  unlimited amount  or  for  such  lower  amount  as  permitted  under applicable  law and as agreed  upon by the  Lender  acting reasonably; and

            5.2.2     Dr.  Amine  Selmani  ("Selmani")  has  granted a  personal guarantee  of each and every  obligation  of the  Borrower pursuant to the present Agreement and such Guarantee shall be for a maximum  amount  of two  hundred  fifty  thousand dollars ($250,000).

5.3         Validity, Perfection and Priority of the Security
            -------------------------------------------------

The Borrower covenants that the Security shall at all times be valid,  perfected and first ranking,  except for Liens specifically permitted hereunder and listed in Schedule  "A", and that the  Guarantees  in favour of the Lender shall at all times be valid and enforceable against the Guarantors. The Borrower shall do all things  required in order that the  Security  constantly  affects  the  property intended to be covered thereby.

5.4         Evidence of the Security
            ------------------------

The Security  Documents  shall be on terms and  conditions  satisfactory  to the
Lender and shall be  accompanied  by evidence of the  perfection of any security and by legal opinions satisfactory to the Lender.

6.          REPRESENTATIONS AND WARRANTIES
            ------------------------------

The Borrower,  BSI and BSE each represent and warrant together with Selmani, the latter representing and warranting to his knowledge, that:

6.1         Good Standing
            -------------

The Borrower is a duly  incorporated  corporation,  in good  standing  under all applicable  laws and  regulations,  and holds  all  permits  and  authorisations required for the conduct of its Business and the use of its property  (including permits and authorizations  required under  environmental laws and regulations), except  to the  extent  that a  failure  to be in good  standing  under a law or regulation  or to hold a permit or an  authorization  would not  materially  and adversely  affect their  financial  condition,  their  ability to conduct  their
Business or the ability of the  Borrower to perform its  obligations  under this
Agreement.

6.2         Defaults
            --------

The Borrower is not in default under the contracts to which it is a party and is not in violation of any law or  regulation  applicable to its property or to the conduct of its Business  (including  environmental laws and regulations) nor are they in violation of the conditions of the permits and  authorizations  referred to in Section 6.1,  save for defaults or violations  which would not  materially and  adversely  affect its  financial  condition,  its  ability  to conduct  its
Business or its ability to perform its obligations  under this  Agreement.  This
Agreement constitutes valid and enforceable obligations of the Borrower. Neither the execution and delivery of this Agreement nor the  compliance  with the terms and  provisions  hereof will  violate any law or  regulation  applicable  to the
Borrower,  any of the  articles  or by-laws of the  Borrower or will result in a breach of any of the terms, conditions or provisions of any contract to which it is a party or by which it is bound.

6.3         Litigation
            ----------

There is no litigation,  legal proceeding, claim or labour dispute involving the
Borrower or any of its Subsidiaries or their property which could materially and adversely affect the financial condition of the Borrower, its ability to conduct its Business or its ability to perform its obligations under this Agreement.

6.4         Environment
            -----------

The  Borrower  is not aware of any fact or event  which  could  give rise to any environmental  liability by the Borrower or any of its Subsidiaries  which would materially and adversely affect its financial condition,  its ability to conduct its Business or its ability to perform its obligations under this Agreement.

6.5         Intellectual Property
            ---------------------

The Borrower BSI and BSE own, or hold  licences in respect of, all  Intellectual
Property, whether owned by, or licensed in favour of, the Borrower BSI or BSE.

6.6         Title to Assets
            ---------------

The assets of the Borrower  are not subject to any title  defect or  restriction which could  materially and adversely affect their value or prevent their normal use.

6.7         Liens
            -----

The assets of the Borrower, BSI and BSE are free and clear of any Lien, save for
Liens specifically permitted hereunder and listed in Schedule "A".

6.8         Tax Returns
            -----------

Each of the Borrower  BSI and BSE has filed in a timely  fashion all tax returns which were  required to be filed under  fiscal laws and such  returns  have been
prepared  in  compliance  with  applicable  laws,   regulations  and  accounting
principles.  Each of the  Borrower  BSI and BSE has paid all taxes  owed and has made adequate provisions for the payment of taxes not yet due.

6.9         Financial Information
            ---------------------

The last financial  statements dated December 31. 2001 of the Borrower truly and accurately  reflect financial  condition of the Borrower,  BSI and BSE as of the date they were made and they have been  prepared in  accordance  with  generally accepted accounting principles;  no event or circumstance has occurred since the date of said financial  statements  which could  adversely  affect the financial condition of the Borrower  and which has not been  disclosed to the Lender.  The information  delivered  by the Borrower to the Lender to induce them to make the
Loan available to the Borrower is true and complete in all material respects and did not  omit to state  any  material  fact  necessary  to keep  the  statements contained therein from being misleading.

6.10        Fiscal Year
            -----------

The fiscal year of the Borrower ends on March 31 of each year.

6.11        Corporate Structure and Location of Assets
            ------------------------------------------

As at the date hereof, (i) the corporate structure of the Borrower, BSI and BSE,
(ii)  the  addresses  of the  registered  and  chief  executive  offices  of the
Borrower,  BSI and BSE and (iii) the location of their respective  assets are as specified in Schedule "B".

7.          AFFIRMATIVE COVENANTS
            ---------------------

7.1         Corporation existence and mergers
            ---------------------------------

Each of the Borrower, BSI and BSE shall maintain its corporate existence,  shall not  effect  any  amalgamation  or  merger  nor  undertake  any  dissolution  or winding-up  procedures  and  it  shall  cause  each  of its  Subsidiaries  to do likewise, the whole without the prior written authorization of the Lender.

7.2         Compliance with Laws and Regulations
            ------------------------------------

Each of the  Borrower,  BSI and BSE shall  comply with all laws and  regulations applicable to it and its Business and assets  including  environmental  laws and regulations  and  shall  file all  returns,  financial  statements  and  reports required under said laws and regulations.

7.3         Conduct of Business and Property
            --------------------------------

Each of the Borrower,  BSI and BSE shall conduct its Business and own and manage its property in a prudent and efficient manner and in compliance with applicable laws and regulations  (including  environmental  laws and regulations) and shall pay all salaries,  taxes  (including  GST and PST),  assessments,  deductions at source and all other government imposed fees or charges as they become due.

7.4         Insurance
            ---------

Each of the Borrower, BSI and BSE shall insure and keep insured its property and its  Business  for their full  insurable  value and shall  hold civil  liability insurance,  as would a prudent  administrator of a company such as the Borrower, with similar  assets and  activities  and  acceptable to the Lender.  The Lender shall be named as the loss  payee  on all  insurance  policies  relating  to the property covered by the Security and shall also cause such policies to include a mortgage clause.

7.5         Obligations under Contracts
            ---------------------------

Each of the Borrower,  BSI and BSE shall perform all its  obligations  under any contract to which it is a party and which is material  to the  operation  of its
Business  or the  ownership  of its  property as well as acquit all its debts as they become due.

7.6         Books and Records
            -----------------

Each of the Borrower,  BSI and BSE shall keep and maintain such books of account and other accounting records necessary for the conduct of its Business, as would a prudent administrator.

7.7         Approvals
            ---------

Each of the  Borrower,  BSI and BSE  shall,  at all  times,  hold  all  permits, authorizations  and approvals  necessary for the conduct of its Business and the ownership of its property.

7.8         Pension Funds
            -------------

Each of the Borrower,  BSI and BSE shall perform its  obligations  under pension plans  and  ensure  that  each  such  plan is fully  funded  on an  ongoing  and termination basis.

7.9         Utilization of the Loan
            -----------------------

The  Borrower  shall  use the Loan for the  purposes  for  which  they have been granted, and for no other purpose.

                                       10

7.10        Representations and Warranties
            ------------------------------

Each of the Borrower,  BSI and BSE shall use its best efforts to ensure that all representations and warranties made in Article 5 remain true and accurate during the whole term of this  Agreement  and shall  promptly  notify the Lender of any event or circumstances which would result in such representations  ceasing to be true and accurate and of the steps taken to remedy same.

8.          NEGATIVE COVENANTS
            ------------------

8.1         Negative Pledge
            ---------------

Each of the  Borrower,  BSI and BSE shall not create or permit any Lien to exist on any of its present and future  property  without  obtaining the prior written approval of the Lender, which shall not be unreasonably withheld.  However, such prohibition does not apply to the Security and to the following Liens:

            8.1.1     A Lien  arising by  operation  of law,  to the extent that such Lien has not become enforceable; and

            8.1.2     The Liens identified in Schedule "A".

Furthermore,  each of the  Borrower,  BSI and BSE shall not enter into or change the  terms of any  agreement  or  transaction  related  to the  sale,  transfer,
assignment,  hypothecation,   mortgaging,  pledging,  charging,  encumbering  or
licensing of Intellectual  Property or distribution rights thereof, any of which is either (i) outside the normal  course of  business,  (ii) not approved by the
Board, or (iii) is not with a party at arm's length, without obtaining the prior written approval of the Lender, which shall not be unreasonably withheld.

8.2         Acquisitions and Investments
            ----------------------------

Except with the consent of the Lender, which shall not be unreasonably withheld, each of the Borrower, BSI and BSE shall not make, any acquisition, either by way of a purchase of assets or of shares or by way of an  amalgamation  or merger or otherwise,  nor shall each of the Borrower,  BSI and BSE make any  investment in any  other  person  or  entity,  whether  by way of  purchasing  or  subscribing securities or by way of loans or in any other manner.

8.3         Capital Expenditures
            --------------------

Each of the Borrower,  BSI and BSE shall not make tangible capital  expenditures nor enter into or execute any  contract or  transaction  constituting  a capital expenditure in excess of seventy-five  thousand  dollars  ($75,000)  without the prior written approval of the Lender, which shall not be unreasonably  withheld, except as  pre-approved by the board in the annual business plan of the Borrower or if, in the opinion of the BDC, such expenditure has been properly financed.

                                       11

8.4         Dispositions or Displacement of Assets
            --------------------------------------

Each of the Borrower, BSI and BSE shall not sell, transfer,  lease or dispose of any of their  property  (otherwise  than  inventory  in the  ordinary  course of business)  without the prior written approval of the Lender,  which shall not be unreasonably  withheld.  Should any of the Borrower,  BSC or BSE displace any of the assets  identified in Schedule "B" to a location other than that  identified in Schedule "B" as the location of the asset,  the  Borrower,  BSC and BSE shall immediately  notify the Lender by specifying  what assets were  displaced and to what exact location they have been transferred to.

8.5         Indebtedness
            ------------

The  Borrower  BSI and BSE shall not incur any debt  other  than the Loan or the indebtedness  secured by a Lien identified in Schedule "A" without obtaining the prior written consent of the Lender, which shall not be unreasonably withheld.

8.6         Dividends and Distributions

Each of the Borrower,  BSI and BSE shall not redeem,  purchase or repurchase for cancellation  or  retirement of any of their  securities,  or the enter into any agreement or make any offer or grant any right  capable of becoming an agreement to issue,  redeem or repurchase their securities or declare or pay any dividend, distribution,  or repayment of capital,  whether in cash, in stock or otherwise, on any of their securities.

8.7         Nature of the Operations
            ------------------------

Each of the Borrower, BSI and BSE shall not change the nature of its Business.

9.          REPORTING REQUIREMENTS
            ----------------------

The Borrower shall deliver forthwith to the Lender:  (i) within ninety (90) days of its financial year end, one copy of the audited annual  financial  statements which shall be prepared on a consolidated  basis by its auditors,  including the preparation of a balance sheet and statements of income,  retained  earnings and changes in financial position,  together with all supporting schedules,  as well as an auditor's  report with respect to any non-arm's length  transactions  (ii)
within forty-five (45) days of the end of each quarter, one copy of the internal financial statements on a consolidated and non-consolidated basis (including the balance  sheets,  the  statement of earnings and the statement of changes in the financial position) and the president's detailed report on the operations; (iii)
within  thirty (30) days of the  beginning  of each fiscal  year,  a copy of its annual  business  plan which will  include cash flow  projections,  detailed pro forma balance sheets,  income  statements and statements of changes in financial position  for the  Borrower  prepared  in  accordance  with  generally  accepted accounting  principles on a consolidated  basis together with such explanations, notes and information  which in the reasonable  opinion of the Borrower explains and  supplements  the  information  so  provided,  as  well  as a  research  and development  plan  and  budget,  a  capital  expenditure  budget  and an  annual operating expenditure budgets; and (iv) any other financial or other information

                                       12

concerning the affairs of the Borrower or its Subsidiaries  which the Lender may reasonably request;

10.         DEFAULTS
            --------

10.1        Events of Default
            -----------------

Each of the  following  events or  circumstances  shall  constitute  an event of default:

           10.1.1     if the Borrower  fails to pay when due any amount  payable pursuant  to this  Agreement  and, in respect of an amount payable as interest or fee, if such failure  continues for three Business Days;

           10.1.2     if any of the Borrower,  BSI or BSE ceases to carry on its
                      Business  or  becomes  insolvent  or  bankrupt,  or  if  a liquidator is appointed in respect of any of the Borrower,
                      BSI or BSE;

           10.1.3     if any Guarantor attempts to terminate its Guarantee;

           10.1.4     if any of the  representations and warranties made in this
                      Agreement,  or  if a  document  supplied  by  any  of  the
                      Borrower,  BSI or BSE in  connection  with this  Agreement proved to be erroneous in any material respect;

           10.1.5     if any of the Borrower or the Guarantors  otherwise  fails to fulfill any of its  obligations  under this  Agreement, any Security Document,  the Warrant Subscription Agreement
                      intervened  the date  hereof  by and  between  BSI and the
                      Lender,  the Investor Rights  Agreement  Rights  Agreement
                      intervened the date hereof by and between the Lender,  the
                      Borrower and other  related  parties,  or the  Undertaking
                      Agreement  intervened  the date  hereof by and between the
                      Lender,  the Borrower and other  related  parties,  and if such failure is not remedied within ten (10) Business Days after a notice of such failure is given by the Lender;

           10.1.6     if any person or group of persons  acting in concert  were to  acquire  shares of the  Borrower  carrying  sufficient votes to elect a majority of the board of directors of the
                      Borrower   except   if  the   Lender   consents   to  such
                      acquisition;

           10.1.7     if Selmani  and/or  9083-1496  Quebec Inc.  sell,  assign, transfer or in any other way  alienate  or  encumber  more than twenty  percent (20%) of the shares of BSI which they hold or control in the aggregate;

           10.1.8     if Selmani and/or any officer of the Borrower,  BSI or BSE is charged with any professional  misconduct or indictable offence,  or any act of fraud or theft with respect to the
                      Borrower, BSI or BSE; or

                                       13

           10.1.9     if any of the  Borrower,  BSI or BSE are charged  with any penal offence, act of fraud or unethical behaviour.

10.2        Remedies
            --------

Upon the occurrence of an event of default, the Lender may, upon giving a notice to the Borrower:

           10.2.1     declare all  indebtedness of the Borrower  hereunder to be immediately  payable and demand  immediate  payment of the whole  or part of same;  and

           10.2.2     exercise  all of the rights and  remedies  of the  Lender, including their rights and remedies under the Security.

11.         DECISIONS, WAIVERS AND AMENDMENTS
            ---------------------------------

11.1        Amendments and Waivers with the Approval of the Lender
            ------------------------------------------------------

Subject  to the  other  provisions  of  this  Article,  the  provisions  of this
Agreement  and of any  Security  Document  may only be amended  or  waived,  and consent may only be given by an instrument in writing signed by the Lender.

12.         MISCELLANEOUS
            -------------

12.1        Time
            ----

Except where otherwise indicated in this Agreement,  any reference to time shall mean local time in the City of Montreal, province of Quebec.

12.2        Headings and Table of Contents
            ------------------------------

The headings and the Table of Contents are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

12.3        Governing Law
            -------------

This Agreement shall be governed by and construed in accordance with laws of the province of Quebec and the laws of Canada applicable therein.

12.4        Previous Agreements
            -------------------

This Agreement supersedes any previous agreement in connection with the Loan.

12.5        Books and Accounts
            ------------------

The Lender  shall keep  books and  accounts  evidencing  the  transactions  made pursuant to this Agreement. Absent manifest error, such books and accounts shall be deemed to represent  accurately such transactions and the indebtedness of the
Borrower under the Loan.

                                       14

12.6        Unassignability
            ---------------

The Borrower may not assign its rights or the amounts to be received by it under this Agreement.

12.7        Assignments and Participations
            ------------------------------

           12.7.1     The Lender (the  "Assignor")  may  assign,  in whole or in part,  its Commitment to any other  financial  institution
                      (the "Assignee"). Upon such assignment becoming effective, the Assignee  shall become a Lender and shall benefit from the  rights  and be  liable  for  the  obligations  of the
                      Assignor,  proportionally to the assigned Commitment, and, to the same extent,  the Assignor  shall be released  from its  obligations.  The Assignor and the Assignee  shall be
                      liable  for  all  expenses   incurred  by  the  Lender  in
                      connection with such assignment.

           12.7.2     Concurrently  with any assignment in favour of an Assignee which is not, at the time of the assignment, party to this
                      Agreement, each Guarantor shall reiterate its Guarantee in favour of the Assignee.

12.8        Expenses
            --------

The  Borrower  shall pay the  professional  expenses,  including  legal fees and
reasonable   expenses,   incurred   by  the  Lender  in   connection   with  the
administration  of this  Agreement  and any  Security  Document,  as well as the expenses  incurred  by the  Lender  in  connection  with or  resulting  from the exercise of any of their rights and remedies  hereunder,  or thereunder,  as the case may be.

12.9        No waiver
            ---------

The  omission by the Lender to exercise any of its rights shall not be deemed to be a waiver by same of the exercise of any such right subsequently. The omission by the Lender to notify the Borrower of the occurrence of a Default shall not be deemed to be a renunciation  to the rights of the Lender to avail itself of such
Default.

12.10       Notice of Default
            -----------------

The  Borrower  shall be in default upon the  occurrence  of any event of default provided in Article 10, without the need of any notice or demand, save for those provided in said Article 10.

                                       15

12.11       Set-off
            -------

The Lender is  authorized at any time to set off and to apply any and all monies held for the  Borrower,  BSI or BSE  against  any amount owed and payable by the
Borrower under this Agreement.

12.12       Indemnification
            ---------------

          12.12.1     If  any  law,  regulation,   administrative   decision  or
                      guideline or decision of a Court (i) increases the cost of the  Loan  for the  Lender  or  (ii)  reduces  the  income receivable by the Lender from the Loan (including, without limitation, by reason of the imposition of reserves, taxes or requirements as to the capital adequacy of the Lender), the Lender may send to the Borrower a statement indicating the amount of such additional cost or reduction of income;
                      in the absence of manifest error,  this statement shall be conclusive  evidence of the amount of such additional cost
                      or  reduction  of  income  and  the  Borrower   shall  pay
                      forthwith said amount to the Lender.

          12.12.2     Each of the  Borrower,  BSI and BSE  shall  indemnify  the
                      Lender for any loss suffered and costs incurred by same as a result of  non-compliance  by the  Borrower,  BSI or BSE with any environmental laws and regulations.

12.13       Inconsistency
            -------------

In the event of inconsistency  between this Agreement and any Security Document, the provisions of this Agreement shall prevail.

13.         NOTICES
            -------

13.1        Sending of notices
            ------------------

Unless provided otherwise,  any notice to be given to a party in connection with this Agreement or with a Guarantee  shall be given in writing and shall be given by personal  delivery,  by registered  mail or by  telecopier,  addressed to the recipient  at the  address  indicated  on the first page hereof or at such other address as may be notified by such party to the others pursuant to this Article.

               In the case of a notice to Bio Syntech Canada Inc. at:
               475 Armand-Frappier Blvd., Laval, Province of Quebec, H7V 4B3
                   Attention of: President
                   Telephone number: 450 686-2437
                   Fax number: 450 686-8952

               In the case of a notice to BioSyntech, Inc. at:
               475 Armand-Frappier Blvd., Laval, Province of Quebec, H7V 4B3
                   Attention of: President
                   Telephone number: 450 686-2437
                   Fax number: 450 686-8952

                                       16

       In the case of a notice to Bio Syntech Europe S.A.R.L. at:
       475 Armand-Frappier Blvd., Laval, Province of Quebec, H7V 4B3
           Attention of: President
           Telephone number:  450 686-2437
           Fax number:  450 686-8952

       In the case of a notice to Dr. Amine Selmani at:
       475 Armand-Frappier Blvd., Laval, Province of Quebec, H7V 4B3
           Attention of: Dr. Amine Selmani
           Telephone number: 450 686-2437
           Fax number: 450 686-8952

       In the case of a notice to the Business Development Bank of Canada at:
       5 Place Ville-Marie, Suite 1450, Montreal, Province of Quebec, H3B 5E7
           Attention of: Nick Photiades
           Telephone number: 514 283 2828
           Fax number:   514 283 5455

13.2        Receipt of notices
            ------------------

Any notice given by personal delivery shall be conclusively  deemed to have been given upon such delivery  and, if given by  registered  mail, on the third (3rd)
Business Day following the mailing  thereof and, if given by telecopier,  on the day of  transmittal if such  transmission  occurs before 3:00 p.m. on a Business
Day, or on the following  Business Day if such transmission is effected on a day which is not a Business Day or after 3:00 p.m. on a Business  Day. If the postal system or telecopy  transmission  system suffers any  interruptions  by way of a strike,  slow-down,  a force majeure,  or any other cause,  the party giving the notice shall do so by personal delivery or by other methods of communication not affected  by any  difficulties,  so as to  ensure  that  such  notice  shall  be effectively received by its recipient.

                       (signatures are on following page)

                                       17

IN WITNESS  WHEREOF the parties  hereto  have caused this  Agreement  to be duly executed as of the date and year first above written.

                             BIO SYNTECH CANADA INC.

                             ------------------------------------
                             Name:
                             Title:

                             BUSINESS DEVELOPMENT BANK OF CANADA

                             -------------------------------------
                             Name:
                             Title:

                                       18

                         INTERVENTION OF THE GUARANTORS

Each of BSI and BSE hereby intervene to make the representations, warranties and covenants set out in Sections 6, 7 and 8 of the present Agreement.

BIOSYNTECH, INC.

------------------------------
Name:
Title:

BIO SYNTECH EUROPE S.A.R.L.

------------------------------
Name:
Title:

                                   EXHIBIT "A"

                       See Promissory Note attached hereto

                                   EXHIBIT A

                                 PROMISSORY NOTE

            CAN$2,500,000                                       June 26th, 2002
            10% Interest

1.          For value received, BIO SYNTECH CANADA INC. (the "Borrower"), hereby promises  to pay to THE  BUSINESS  DEVELOPMENT  BANK OF CANADA  (the
            "Lender"),  $2,500,000 (two million five hundred  thousand  dollars)
            with interest at a rate of ten percent  (10%) per annum,  compounded monthly  and  calculated  daily  on  the  basis  of a  365-day  year
            (collectively: the "Loan").

2.          The Debtor shall repay the Loan at 5 Place Ville Marie,  suite 1450,
            Montreal,  Province  of  Quebec,  H3B 5E7 no later  than 12:01 AM on
            February 15, 2006.

3.          Any amount (including  principal or interest) which is not paid when due shall bear  interest  at twenty  five  percent  (25%) per annum, compounded monthly and payable on demand.

4.          The parties  hereto  covenant  and agree to sign such other  papers, cause such  meetings  to be held,  resolutions  passed  and  by-laws enacted, exercise their vote and influence, do and perform and cause to be done and  performed  such further and other acts and things as may be  necessary  or desirable in order to give full effect to this
            Agreement and every part thereof.

5.          This  Agreement  shall be  governed  by the laws of the  Province of
            Quebec as well as the laws of Canada applicable therein.

6.          The  dollar  amounts  referred  to in  this  Agreement  shall  be in
            Canadian funds.

7.          The division of this  Promissory  Note into  articles,  sections and subsections  are for  convenience  of  reference  only and shall not affect the interpretation or construction hereof.

8.          Except for the Loan  Agreement  which  intervened by and between the parties on the date hereof,  this Promissory  Note shall  constitute the entire agreement  between the parties hereto with respect to all of the matters herein and this  Promissory Note shall not be amended except by a  memorandum  in  writing  signed  by all of the  parties hereto,  and any amendment  thereof shall be null and void and shall not be  binding  upon any party  which has not given its  consent as aforesaid.

9.          The  Lender  is free to  assign,  transfer  or sell its right in and pursuant to the present Promissory Note.

10.         It is at  the  express  consent  of the  parties  that  the  present agreement be written in english  although  certain  documents may be written in french. C'est a la demande expresse des parties que cette convention  soit  redigee en  anglais  quoi que  certains  documents puissent etre rediges en francais.

            IN WITNESS  WHEREOF,  the  parties  hereto have duly  executed  this agreement at the date and place referred to above.

(Borrower)                             BIO SYNTECH CANADA INC.

                                       /s/ Amine Selmani
                                       ---------------------------
                                       Name:  Amine Selmani
                                       Title: President

(Lender)                               BUSINESS DEVELOPMENT BANK OF CANADA

                                       /s/ Nick Photiades
                                       ---------------------------
                                       Name:  Nick Photiades
                                       Title: Director

                                   SCHEDULE A

Liens - Paragraphs 5.1, 5.3, 6.7, 6.11, 8.1.2, 8.5
-----

            5.1.3       Conventional  Hypothec  without  delivery  in  favour of
                        National Bank of Canada affecting all movable, corporeal
                        and incorporeal,  present and future of the Borrower, in
                        the amount of 240 000$, including an additional hypothec
                        of 40 000$,  published  on the  Register of Personal and
                        Movable  Real  Rights  ("RPMRR")  on July 8, 1998  under
                        number 98-0083867-0001.

            5.1.4.      A) Conventional  Hypothec  without delivery in favour of
                        National Bank of Canada  affecting  all claims,  present
                        and future,  of the  Borrower in the amount of 900 000$,
                        including an additional  hypothec of 150 000$  published
                        on  the  RPMRR  on  November   17,  1998  under   number
                        98-0157955-0001;

                        B) Conventional  Hypothec  without delivery in favour of
                        National Bank of Canada  affecting all claims and stock,
                        present and future of the Borrower,  in the amount of 60
                        000$,  including  an  additional  hypothec  of 10  000$,
                        published on the RPMRR on November 17, 1998 under number
                        98-0157954-0001, and rectified by the inscription number
                        98-0163693-0001.

OTHER LIENS
-----------

Hypothecs published at the RPMRR
--------------------------------

1.          Conventional Hypothec without delivery in favour of National Bank of
            Canada  affecting  sums in a  specific  account  in the  name of the
            Borrower (no.  559017684329 at National Bank of Canada) or any other account in replacement  thereof, in the amount of 75 000$, published on the RPMRR on July 28, 1999 under number 99-0120214-0001;

2.          Conventional Hypothec without delivery in favour of National Bank of
            Canada  affecting  880 000 shares of Walt Disney US  represented  by certificate  nomber  P/C 11j102 in the name of the  Borrower  in the amount of 300 000$,  published  on the RPMRR on May 7th,  2002 under number 02-0189128-0001;

3.          Three (3) Conventional Hypothec without delivery in favour of Compaq
            Financial  Services  on the  equipment  listed in  schedules  of the leases entered between Compaq Financial Services and BioSyntech Inc.
            in the respective  amounts of 49 083,45$,  41 574,95$ and 10 411,75$
            published   on  the  RPMRR  on  October  19,   2001  under   numbers
            01-0384720-0090, 01-0384720-0058 and 01-0384720-0038;

4.          Conventional Hypothec without delivery in favour of National Bank of
            Canada  affecting the universality of equipment,  tools,  furniture, etc.  of the  Borrower  in the  amount  of 270  000$,  including  an additional  hypothec  of 45 000$  published  on the RPMRR on July 8,
            1998 under number 98-0083855-0001; TO BE RADIATED - UNDERTAKING FROM
            THE NATIONAL BANK OF CANADA

5.          Conventional Hypothec without delivery in favour of National Bank of
            Canada affecting the universality of the Borrower's  movable, in the amount of 240 000$,  including  an  additional  hypothec  of 40 000$
            published   on  the   RPMRR   on  July   28,   1999   under   number
            99-0120204-0001; TO BE RADIATED - UNDERTAKING FROM THE NATIONAL BANK
            OF CANADA

6.          Conventional  Hypothec without delivery in favour of Multivesco Inc.
            granted by SURFACE  TECH INC.  affecting  225,000  common  shares of
            Lumenon Innovative Lightwave Tehcnologie Inc. for which the Borrower is the debtor,  in the amount of 750 000$,  including an  additional hypothec  of 125 000$  published  on the RPMRR on June 9, 1999 under number 99-0093462-0001;

Assets on lease hold    Supplier                         Term
--------------------------------------------------------------------------------

Lab equipment           Agilent Financial Services       August 2002

Lab equipment           Agilent Financial Services       July 2002

Lab equipment           Agilent Financial Services       April 2004

Lab equipment           Citicorp Vendor Finance          July 2005

Lab equipment           Citicorp Vendor Finance          Dec 2004

Copier                  Pitney Bowes Leasing             October 2004

Computers               Services Financiers Compaq       July 2003

Computers               Services Financiers Compaq       October 2003

Furniture               National Leasing Group           April 2004
                                                         Published at RPMRR
                                                         No. 01-0087297-0005
                                                         Expiration: March 21, 2005

Purification System     Fidelity Leasing Group           Published at RPMRR
                                                         No. 01-0320248-0008
                                                         Expiration : August 30, 2005

Telephone System        Citicorp Vendor Finance Ltd      Published at RPMRR
                                                         No. 01-0004182-0002
                                                         Expiration January 3, 2005

Car                     Daimlerchrysler (Debis) Canada   Published at RPMRR
                                                         No. 00-0202474-0002
                                                         Expiration July 19, 2004

Lab                     Services Financiers Image Inc.   Published at RPMRR
                                                         No. 00-0083192-0002
                                                         Expiration March 23 2004

Equipment               Hewlett-Packard (Canada) Ltd     Published at RPMRR
                                                         No. 00-0258356-0027
                                                         Expiration August 1, 2004

Equipment               Hewlett-Packard (Canada) Ltd     Published at RPMRR
                                                         No. 00-0258356-0016
                                                         Expiration August 1, 2004

Equipment               Hewlett-Packard (Canada) Ltd     Published at RPMRR
                                                         No. 00-0258356-0013
                                                         Expiration June 29, 2002

Charges published against the property bearing no. 475, Armand Frappier, Laval
-------------------------------------------------------------------------------
At the Registry Office of Laval
-------------------------------

A right of first  refusal  in favour of the City of Laval for any part of vacant land  forming part of the  property  (in  conformity  with the law " Loi sur les immeubles industriels"). This right of first refusal does not apply in the event of the sale of the whole property (land and buildings).  This right is contained in deed of sale by Ville de Laval unto  9057-6810  Quebec inc.  received  before
Mtre Martial  Larocque,  notary,  on February 3, 1999, and published at the Land
Registry Office of Laval under number 0955967.

                                   SCHEDULE B

CORPORATE STRUCTURE AND LOCATION OF ASSETS - Paragraph 6.11 and 8.4

BIOSYNTECH CANADA INC.
----------------------

Jurisdiction of incorporation:             Quebec

Address of registered office:              475 Armand Frappier Blvd.
                                           Laval (Quebec)  H7V 4B3

Location of immovable assets :             475 Armand Frappier Blvd.
                                           Laval (Quebec)  H7V 4B3

Location of movable assets :               475 Armand Frappier Blvd.
                                           Laval (Quebec)  H7V 4B3

BIOSYNTECH, INC.

Jurisdiction of incorporation :            Nevada

Address of registered office:              475 Armand Frappier Blvd.
                                           Laval (Quebec)  H7V 4B3

Location of immovable assets :             N/A

Location of movable assets:                475 Armand Frappier Blvd.
                                           Laval (Quebec)  H7V 4B3

BIOSYNTECH EUROPE S.A.R.L.
--------------------------

Jurisdiction of incorporation :            France

Address of registered office:              13, Gravier du Robinet
                                           59117,
                                           Wervicq, France

Location of immovable assets:              N/A

Location of movable assets:                N/A